UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 28, 2022

CLUBHOUSE MEDIA GROUP, INC.

(Exact name of registrant as specified in its charter)

Nevada	333-140645	99-0364697
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

3651 Lindell Road, D517

Las Vegas, Nevada 89103

(Address of principal executive offices) (Zip code)

(702) 479-3016

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

As previously disclosed in a Current Report on Form 8-K filed with the Securities and Exchange Commission on February 8, 2021 by Clubhouse Media Group, Inc. (the “Company”), on January 29, 2021, the Company issued to Tiger Trout Capital Puerto Rico, LLC (“Tiger Trout”) a convertible promissory note in the aggregate principal amount of $1,540,000 for a purchase price of $1,100,000, reflecting a $440,000 original issue discount (the “Tiger Trout Note”). The Tiger Trout Note had a maturity date of January 29, 2022.

On January 28, 2022, the parties to the Tiger Trout Note entered into Amendment No. 1 to Convertible Promissory Note, dated as of January 25, 2022 (the “Note Amendment”). Pursuant to the terms of the Note Amendment, the maturity date of the Tiger Trout Note was extended to August 24, 2022. As consideration for Tiger Trout’s agreement to extend the maturity date, the principal amount of the Tiger Trout Note was increased by $388,378, to be a total of $1,928,378. As of January 25, 2022, the indebtedness under the Tiger Trout Note was $2,083,090, comprised of $1,928,378 of principal and $154,712 of accrued interest. Following January 25, 2022, interest will continue to accrue on the principal amount of $1,928,378 at an interest rate of 10%.

The parties further agreed that to the extent the indebtedness under the Tiger Trout Note has not been earlier repaid or converted to common stock as set forth therein, in the event that the Company completes a firm commitment underwritten public offering of its common stock that results in the common stock being successfully listed on the Nasdaq Global Market, the Nasdaq Capital Market, the New York Stock Exchange or the NYSE American prior to the maturity date of the Tiger Trout Note, as amended by the Note Amendment, then, following completion of the initial public offering, the Company will use the proceeds to repay indebtedness under the Tiger Trout Note in full.

Except as set forth in the Note Amendment, the terms of the Tiger Trout Note remain in full force and effect.

The foregoing description of the Note Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Note Amendment, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

10.1	Amendment No. 1 to Convertible Promissory Note, entered into on January 28, 2022, and dated as of January 25, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: February 3, 2022	CLUBHOUSE MEDIA GROUP, INC.

	By:	/s/ Amir Ben-Yohanan
Amir Ben-Yohanan
Chief Executive Officer